ANNEX "A"


                  TO SCHEDULE 13D FILED
                           BY
            MINORCO (U.S.A.) INC. AND MINORCO


I. The following table sets forth certain information concerning each of the Directors and Officers of Minorco (U.S.A.)
Inc. ("Minorco USA").

Name:                         T. C. Barry (Director)
Citizenship:                  United States of America
Business Address:             30 Rockefeller Plaza, Room 4318
                              New York, New York  10112, U.S.A
Principal Occupation:         President, Marlboro Ltd.
                              (Private investment company)

Name:                         E. G.Beimfohr(Director)
Citizenship:                  United States of America
Business Address:             100 East 42nd Street, Suite 1810
                              New York, New York  10017
Principal Occupation:         Partner, Lane & Mittendorf (Law
                              firm), Director, Minorco

Name:                         W. K. Brown (Director)
Citizenship:                  United States of America
Business Address:             235 Stillwater Court
                              Marco Island, FL  33937
Principal Occupation:         Consultant

Name:                         D. E. Fisher (Director)
Citizenship:                  British
Business Address:             9 rue Sainte Zithe
                              L-2763 Luxembourg City
                              Luxembourg
Principal Occupation:         Finance Director, Minorco

Name:                         A. W. Lea (Director)
Citizenship:                  South African
Business Address:             40 Holborn Viaduct
                              London, England  EC1P 1AJ
Principal Occupation:         Executive Director, Minorco

Name:                         R. F. Richards (Director,
                              Chairman
Citizenship:                  United States of America
Business Address:             250 Park Avenue, New York, NY 10177
Principal Occupation:         Chairman of the Board, President
                              and Chief Executive Officer Minorco
                              USA

Name:                         H. R. Slack (Director)
Citizenship:                  United States of America
Business Address:             40 Holborn Viaduct
                              London, England  EC1P 1AJ
Principal Occupation:         Director, President and Chief
                              Executive Officer, Minorco,
                              Director, Anglo American
                              Corporation of South Africa
                              Limited ("AAC")

Name:                         T. C. A. Wadeson (Director)
Citizenship:                  British
Business Address:             40 Holborn Viaduct
                              London, England  EC1P 1AJ
Principal Occupation:         Technical Director, Minorco,
                              Director, AAC

Name:                         R. L. Zerga (Director and Vice
                              President)
Citizenship:                  United States of America
Business Address:             Minorco USA
                              5251 DTC Parkway, Suite 700
                              Englewood, CO  80111,  U.S.A.
Principal Occupation:         Chairman of the Board and Chief
                              Executive Officer, Independence
                              Mining Company Inc. (Gold mining),
                              Vice President - Gold Operations,
                              Minorco USA

Name:                         B. M. Joyce (Vice President)
Citizenship:                  United States of America
Business Address:             Terra Centre, 600 Fourth Street,
                              Sioux City, Iowa  51101
Principal Occupation:         President and Chief Executive
                              Officer, Terra Industries Inc.
                              (Agribusiness), Vice President,
                              Agribusiness, Minorco USA

Name:                         J. D. Hall (Vice President,
                              Treasurer and Controller)
Citizenship:                  United States of America
Business Address:             Minorco USA
                              5251 DTC Parkway, Suite 700
                              Englewood, CO  80111,  U.S.A.
Principal Occupation:         Vice President, Treasurer and
                              Controller, Minorco USA

Name:                         B. L. Keisler (Vice President,
                              General Counsel and Secretary)
Citizenship:                  United States of America
Business Address:             Minorco USA
                              5251 DTC Parkway, Suite 700
                              Englewood, CO  80111
Principal Occupation:         Vice President, General Counsel and
                              Secretary, Minorco USA

Name:                         G. J. Leinsdorf (Vice President)
Citizenship:                  United States of America
Business Address:             250 Park Avenue, 19th Floor
                              New York, New York  10177, U.S.A.
Principal Occupation:         Director and President, Minorco
                              (U.S.A.) Marketing Corporation
                              (Metal sales), Vice President,
                              Marketing, Minorco USA

II. The following table sets forth certain information concerning each of the Directors and other Officers of Minorco
("Minorco").

          The following list sets forth the names of certain
Directors and Executive Officers of Minorco and the sections of this Annex "A" in which other information concerning them is set out, to which sections reference is hereby made:

E. G. BEIMFOHR           (Director)                   SECTION I
D. E. FISHER             (Finance Director)           SECTION I
A. W. LEA                (Executive Director)         SECTION I
R. F. RICHARDS           (Director)                   SECTION I
H. R. SLACK              (Director, President and
                         Chief Executive Officer)     SECTION I
T. C. A. WADESON         (Technical Director)         SECTION I



Name:                         J. Ogilvie Thompson (Director and
                              Chairman)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Chairman, Minorco, De Beers
                              Consolidated Mines Limited ("De
                              Beers"), De Beers Centenary AG
                              ("Centenary"), Executive Director
                              and Chairman, Anglo American
                              Corporation of South Africa Limited
                              ("AAC") and Director Anglo American
                              Gold Investment Company Limited
                              ("Amgold").

Name:                         J. R. de Aragao Bozano (Director)
Citizenship:                  Brazilian
Business Address:             Banco Bozano Simonsen S. A., 138
                              Avenida Rio Branco, Rio de Janeiro,
Principal Occupation:         Chairman of the Board, Banco Bozano
                              Simonsen de Investimento S. A.
                              (Merchant bank) and Chairman of the
                              Board, Cia. Bozano Simonsen
                              Comercio e Industria S. A.
                              (Commercial bank)

Name:                         P. C. D. Burnell (Director)
Citizenship:                  British
Business Address:             40 Holborn Viaduct
                              London, England  EC1P 1AJ
Principal Occupation:         Executive Director, Minorco

Name:                         C. A. Crocker (Director)
Citizenship:                  United States of America
Business Address:             The Crocker Group
                              Georgetown University
                              School of Foreign Service
                              Intercultural Centre
                              Room 813
                              Washington D.C.  20057
Principal Occupation:         Research Professor of
                              Diplomacy

Name:                         Viscount Etienne Davignon
                              (Director)
Citizenship:                  Belgian
Business Address:             30 Rue Royale
                              B-1000 Brussels, Belgium
Principal Occupation:         Chairman, Societe Generale de
                              Belgique (Bank)

Name:                         E. P. Gush (Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001
                              Republic of South Africa
Principal Occupation:         Executive Director and Deputy
                              Chairman, AAC, Director, Amgold,
                              De Beers and Centenary

Name:                         M. W. King (Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Executive Director and Finance
                              Division Head, AAC and Director,
                              Amgold

Name:                         W. R. Loomis, Jr. (Director)
Citizenship:                  United States of America
Business Address:             One Rockefeller Plaza
                              New York, New York  10124, U.S.A.
Principal Occupation:         General Partner, Lazard Freres &
                              Co. (Investment banking firm)

Name:                         N. F. Oppenheimer (Director)
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Director and Deputy Chairman, De
                              Beers, Centenary, Deputy Chairman
                              and Executive Director, AAC and
                              Director, Amgold

Name:                         G. W. H. Relly (Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Executive Director, AAC; De Beers;
                              Centenary

Name:                         C. E. Ritchie (Director)
Citizenship:                  Canadian
Business Address:             44 King Street West
                              Toronto, Ontario M5H 1E2
Principal Occupation:         Chairman of the Board and Chairman
                              of the Executive Committee, Bank
                              of Nova Scotia (Commercial bank)

Name:                         H-J. Schreiber (Director)
Citizenship:                  German
Business Address:             Bestor Investors Ltd.
                              10, Collyer Quay
                              11-01, Ocean Bldg.
                              Singapore 0104
Principal Occupation:         Chairman, Bestor Investors Pte.
                              Ltd. (Consulting firm)

Name:                         P. S. Wilmot-Sitwell (Director)
Citizenship:                  British
Business Address:             40 Holborn Viaduct
                              London, England  EC1P 1AJ
Principal Occupation:         Vice Chairman, S.G. Warburg Group
                              PLC

Name:                         G. S. Young (Executive Director)
Citizenship:                  South African
Business Address:             Praca da Republica, 497-80 andar,
                              01045 - Sao Paulo - SP, Brasil
Principal Occupation:         Chairman and Chief Executive
                              Officer, Anglo American Corporation
                              of South America S. A. (AMSA)
                              (Mining finance)

Name:                         N. Jordan (Secretary)
Citizenship:                  British
Business Address:             9 rue Sainte Zithe
                              L-2763 Luxembourg City, Luxembourg
Principal Occupation:         Secretary, Minorco

Name:                         A. B. Adams (Vice President)
Business Address:             9 rue Sainte Zithe
                              L-2763 Luxembourg City, Luxembourg
Principal Occupation:         Vice President, Financial Planning,
                              Minorco

Name:                         A. R. Attwood (Treasurer)
Citizenship:                  British
Business Address:             9 rue Sainte Zithe
                              L-2763 Luxembourg City, Luxembourg
Principal Occupation:         Treasurer, Minorco

Name:                         D. A. Turner (Controller)
Citizenship:                  British
Business Address:             9 rue Sainte Zithe
                              L-2763 Luxembourg City, Luxembourg
Principal Occupation:         Controller, Minorco

Name:                         M. J. Gordon (Vice President,
                              Corporate Finance)
Citizenship:                  British
Business Address:             40 Holborn Viaduct
                              London, England  EC1P 1AJ
Principal Occupation:         Vice President, Corporate Finance,
                              Minorco

III. The following table sets forth certain information concerning each of the Executive Directors, Directors, Alternate
Directors and other Officers of Anglo American Corporation of South Africa Limited ("AAC").

          The following list sets forth the names of certain
Executive Directors, Directors, Alternate Directors and Officers of AAC and the sections of this Annex "A" in which other information concerning them is set out, to which sections reference is hereby made:

P. C. D. BURNELL         (Director)                    SECTION II
E. P. GUSH               (Executive Director and
                          Deputy Chairman)             SECTION II
M. W. KING               (Executive Director)          SECTION II
A. W. LEA                (Director)                    SECTION I
N. F. OPPENHEIMER        (Deputy Chairman and
                          Executive Director)          SECTION II
G. W.  H. RELLY          (Executive Director)          SECTION II
H. R. SLACK              (Director)                    SECTION I
J. OGILVIE THOMPSON      (Chairman and Executive
                          Director)                    SECTION II
T. C. A. WADESON         (Director)                    SECTION I
G. S. YOUNG              (Executive Director)          SECTION II

Name:                         P. M. Baum (Alternate Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation          Alternate Director and Secretary to
                              Executive Committee, AAC

Name:                         W. G. Boustred (Executive Director
                              and Deputy Chairman)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Executive Director and Deputy
                              Chairman, AAC, Director and
                              Chairman, Anglo American
                              Industrial Corporation Limited
                              (Industrial holding company)
                              ("Amic") and Director Anglo
                              American Coal Corporation Limited
                              (Coal mining, treatment and
                              marketing company) ("Amcoal")

Name:                         L. Boyd (Executive Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Executive Director and Deputy
                              Chairman, AAC and Director and
                              Chairman, Amic

Name:                         H. M. Brown (Alternate Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Alternate Director and Consulting
                              Engineer, AAC

Name:                         B. E. Bullett (Manager and
                              Alternate Director)
Citizenship:                  British
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Manager and Alternate Director, AAC

Name:                         A. H. Calver (Alternate Director
                              and Deputy Technical Director)
Citizenship:                  British
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Deputy Technical Director,
                              Engineering

Name:                         J. W. Campbell (Alternate Director)
Citizenship:                  British
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Managing Director, De Beers
                              Industrial Diamond Division (Pty)
                              Limited (Diamond trading company)

Name:                         G. A. Chalmers (Group Accountant)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Group Accountant, AAC

Name:                         T. N. Chapman (Director)
Citizenship:                  South African
Business Address:             Great Westerford, Rondebosch, 7700,
                              Republic of South Africa
Principal Occupation:         Director, Chief Executive and
                              Chairman of The Southern Life
                              Association Limited (Life insurance
                              company)

Name:                         R. M. Crawford (Alternate Director
                              and Manager)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Alternate Director and Manager,
                              Diamond Services Division, AAC and
                              Director of De Beers Consolidated
                              Mines Limited ("De Beers") and De
                              Beers Centenary AG ("Centenary")

Name:                         A. D. Deuchar (Executive Director
                              and Deputy Technical Director
                              - Metallurgy)
Citizenship:                  Australian
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Executive Director and Deputy
                              Technical Director - Metallurgy,
                              AAC

Name:                         J. F. Drysdale (Alternate Director
                              and Manager)
Citizenship:                  British
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Alternate Director and Manager
                              Manpower Resources Division, AAC

Name:                         D. M. L. Farry (Assistant
                              Secretary)
Citizenship:                  South African
                              44 Main Street, Johannesburg, 2001,
                              Republic of South African
Principal Occupation:         Assistant Secretary, AAC

Name:                         R. M. Godsell (Executive Director,
                              Industrial Relations and Public
                              Affairs)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Executive Director, AAC and
                              Director, Anglo American Gold
                              Investment Company Limited
                              ("Amgold") Amgold

Name:                         R. A. A. Gower (Alternate Director)
Citizenship:                  South African
Business Address:             CDM Centre, 10 Bulow Street
                              Windhoek, 9000 Namibia
Principal Occupation:         Alternate Director, AAC

Name:                         R. A. Hambro (Alternate Director)
Citizenship:                  British
Business Address:             J O Hambro & Company, Ltd.
                              30 Queen Anne's Gate
                              London SW1H 9AL, England
Principal Occupation:         Investment Bankers Director, J O
                              Hambro & Company, Limited
                              (Investment banking firm)

Name:                         R. N. Hambro (Director)
Citizenship:                  British
Business Address:             J O Hambro & Company, Ltd.
                              30 Queen Anne's Gate
                              London SW1H 9AL, England
Principal Occupation:         Investment Bankers Director, J O
                              Hambro & Company, Limited
                              (Investment banking firm)

Name:                         J. B. Hawthorne (Alternate
                              Director and Deputy Technical
                              Director, Geology)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Deputy Technical Director -
                              Geology, AAC

Name:                         M. J. Henrey (Alternate Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Secretary and Director of E.
                              Oppenheimer and Son (Pty) Limited
                              (Investment holding firm)

Name:                         G. M. Holford (Alternate Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Finance Manager, Financial
                              Management and Consulting Services,
                              AAC

Name:                         J. A. Holmes (Executive Director)
Citizenship:                  British
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Executive Director, AAC

Name:                         K. M. Hosking (Alternate Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Managing Director, Anglo American
                              Farms Limited (Farming company) and
                              Director, Amgold

Name:                         N. J. Keys (Alternate Director)
Citizenship:                  Australian
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Projects Director, New Mining
                              Business Division, AAC

Name:                         R. P. Lander (Executive Director)
Citizenship:                  Zimbabwean
Business Address:             70 Samora Machel Avenue
                              Harare C.4, Zimbabwe
Principal Occupation:         Chief Executive, Anglo American
                              Corporation Service Limited
                              (Finance, investment and
                              administration company)

Name:                         G. G. L. Leissner (Alternate
                              Director)
Citizenship:                  South African
Business Address:             First Floor, 11 Diagonal Street,
                              Johannesburg, 2001
                              Republic of South Africa
Principal Occupation:         Managing Director, Anglo American
                              Property Services (Proprietary)
                              Limited (Property development and
                              administration company); Chairman
                              of Anglo American Properties
                              Limited (Property investment
                              company)

Name:                         C. L. Maltby (Secretary)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Secretary, AAC

Name:                         N. Mayer (Alternate Director)
Citizenship:                  South African
                              44 Main Street, Johannesburg, 2001
                              Republic of South Africa
Principal Occupation:         Managing Director, Gold and Uranium
                              Division, AAC

Name:                         A. B. McKerron (Executive Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Chairman, New Mining Business
                              Division, AAC

Name:                         D. M. J. Ncube (Alternate Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Alternate Director and Group
                              Industrial Relations Consultant,
                              AAC

Name:                         M. C. O'Dowd (Executive Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Executive Director, AAC and
                              Chairman of the Chairman's Fund,
                              (Community development and
                              education organization)

Name:                         A. E. Oppenheimer (Director)
Citizenship:                  British
Business Address:             17 Charterhouse Street
                              London EC1N 6RA, England
Principal Occupation:         Director and Deputy Chairman, The
                              Diamond Trading Company (Pty)
                              Limited (Diamond trading company),
                              Director, De Beers and Centenary

Name:                         G. M. Ralfe (Director)
Citizenship:                  South African
Business Address:             17 Charterhouse Street
                              London EC1N 6RA, England
Principal Occupation:         Director, The Diamond Trading Co.
                              (Pty) Limited (Diamond trading
                              company);
                              Director, De Beers Centenary

Name:                         M. A. Ramphele (Director)
Citizenship:                  South African
Business Address:             University of Cape Town
                              Rondebosch, 7700
                              Republic of South Africa
Principal Occupation:         Deputy Vice-Chancellor, University
                              of Cape Town (Academic)

Name:                         D. Rankin (Executive Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Chairman, Amcoal

Name:                         P. F. Retief (Director)
Citizenship:                  South African
Business Address:             Consolidated Building, Cor. Fox and
                              Harrison Streets, Johannesburg,
                              2001, Republic of South Africa
 rincipal Occupation:         Chairman and Director, Johannesburg
                              Consolidated Investment Company
                              Limited (Investment company) and
                              Chairman and Director Rustenburg
                              Platinum Holdings Limited (Platinum
                              mining)

Name:                         R. S. Robertson (Alternate
                              Director)
Citizenship:                  British
Business Address:             19 Charterhouse Street
                              London, England  EC1N 6QP
Principal Occupation:         Finance Manager, London Office AAC

Name:                         C. J. Saunders (Director)
Citizenship:                  South African
Business Address:             The Tongaat-Hulett Group Ltd., Main
                              Avenue, Maidstone, 4380,
                              Republic of South Africa
Principal Occupation:         Executive Chairman, The Tongaat-
                              Hulett Group Limited (Industrial
                              processing company), Director,
                              Standard Bank Investment
                              Corporation Limited (Bank holding
                              company), Director, Amic

Name:                         J. H. Steyn (Director)
Citizenship:                  South African
Business Address:             14 Keerom Street, Cape Town, 8001,
                              Republic of South Africa
Principal Occupation:         Director, Barlow Limited
                              (Industrial holding company);
                              Director, First National Bank
                              Holdings Limited (Bank holding
                              company)

Name:                         C. L. Sunter (Executive Director)
Citizenship:                  British
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Chairman and Chief Executive, Gold
                              and Uranium Division, AAC and
                              Director, Amgold

Name:                         D. L. Titlestad (Alternate
                              Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Manager, Legal services, AAC

Name:                         A. J. Trahar (Executive Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Director and Deputy Chairman, Amic;
                              Executive Chairman, Mondi Paper
                              Company Limited (Paper manufacturer)

Name:                         K. J. Trueman (Alternate Director)
Citizenship:                  British
Business Address:             44 Main Street, Johannesburg, 2001
                              Republic of South Africa
Principal Occupation:         Managing Director, Coal Division,
                              AAC and Managing Director, Amcoal

Name:                         D. J. van Jaarsveld (Alternate
                              Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Consulting Engineer, Diamond
                              Services Division, AAC

Name:                         K. H. Williams (Alternate Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Director-Marketing, Gold and
                              Uranium Division, AAC and Director,
                              Amgold

Name:                         C. W. P. Yates (Alternate Director)
Citizenship:                  British
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Alternate Director and Finance
                              Manager, Corporate and
                              International Finance Department,
                              AAC

     IV. The following table sets forth certain information concerning each of the Directors and other Officers of Anglo
American Gold Investment Company Limited ("Amgold").

          The following list sets forth the names of the Chairman and certain Directors of Amgold and the sections of this Annex "A" in which other information concerning them is set out, to which sections reference is hereby made:

N. F. OPPENHEIMER        (Chairman)               SECTION II
R. M. GODSELL            (Director)               SECTION III
E. P. GUSH               (Director)               SECTION II
L. HEWITT                (Director)               SECTION III
K. M. HOSKING            (Director)               SECTION III
M. W. KING               (Director)               SECTION II
C. L. SUNTER             (Director)               SECTION III
J. OGILVIE THOMPSON      (Director)               SECTION II
K. H. WILLIAMS           (Director)               SECTION III


Name:                         J. M. P. Desmidt (Director)
Citizenship:                  South African
Business Address              UAL Merchant Bank Ltd., 100 Main
                              Street, Johannesburg 2001, Republic
                              of South Africa
Principal Occupation:         Director of Companies, Amgold;
                              Director UAL Merchant Bank Ltd.
                              (Merchant bank)

Name:                         A. B. Dickman (Director)
Citizenship:                  South African
Business Address              4, Lystanwold Road, Saxonwold,
                              Johannesburg 2196, Republic of
                              South Africa
Principal Occupation:         Consultant in private practice

     V. The following table sets forth certain information concerning each of the Directors and other Officers of De Beers
Centenary AG ("Centenary").

            The following list sets forth the names of the Chairman and certain Directors of Centenary and the sections of this Annex
"A" in which other information concerning them is set out, to which sections reference is hereby made:

J. OGILVIE THOMPSON      (Director and            SECTION II
                         Chairman
N. F. OPPENHEIMER        (Director and Deputy
                          Chairman                SECTION II
R. M. CRAWFORD           (Director)               SECTION III
E. P. GUSH               (Director)               SECTION II
A. E. OPPENHEIMER        (Director and
                          President)              SECTION III
G. W. H. RELLY           (Director)               SECTION II
G. M. RALFE              (Director)               SECTION III


Name:                         J. A. Barbour (Director)
Citizenship:                  British
Business Address:             17 Charterhouse Street
                              London EC1N 6RA, England
Principal Occupation:         Director, De Beers Consolidated
                              Mines Limited ("De Beers") and
                              Director, Centenary

Name:                         G. F. H. Burne (Director)
Citizenship:                  British
Business Address:             17 Charterhouse Street
                              London EC1N 6RA, England
Principal Occupation:         Member of the Executive Committee,
                              The Central Selling Organization

Name:                         T. W. H. Capon (Director)
Citizenship:                  British
Business Address:             17 Charterhouse Street
                              London EC1N 6RA, England
Principal Occupation:         Member of the Executive Committee,
                              The Central Selling Organization

Name:                         G. C. Fletcher (Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001
                              Republic of South Africa
                              Director De Beers and Centenary

Name:                         J. C. L. Keswick (Director)
Citizenship:                  British
Business Address:             41 Tower Hill
                              London EC3N 4HA, England
Principal Occupation:         Chairman of Hambro Bank Ltd.

Name:                         L. A. Lincoln (Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg, 2001,
                              Republic of South Africa
Principal Occupation:         Director, De Beers and Centenary

Name:                         B. Marole (Director)
Citizenship:                  Motswana
Business Address:             Private Bag 0018, Gaborone,
                              Botswana
Principal Occupation:         Permanent Secretary, Ministry of
                              Mineral Resources and Water
                              Affairs, Botswana

Name:                         H. F. Oppenheimer (Director)
Citizenship:                  South African
Business Address:             44 Main Street, Johannesburg 2001,
                              Republic of South Africa
Principal Occupation:         Director of Companies

Name:                         P. J. Oppenheimer (Director)
Citizenship:                  British
Business Address:             17 Charterhouse Street
                              London EC1N 6RA, England
Principal Occupation:         Executive Chairman, The Diamond
                              Trading Co. (Pty) Ltd.

Name:                         J. P. Pudney (Director)
Citizenship:                  British
Business Address:             17 Charterhouse Street, London,
                              England  EC1N 6RA
Principal Occupation:         Member of Executive Committee, The
                              Central Selling Organization,

Name:                         G. J. Stoneham (Director)
Citizenship:                  Motswana
Business Address:             Private Bag 008, Gaborone,
                              Botswana,
Principal Occupation:         Acting Permanent Secretary,
                              Ministry of Finance and Development
                              Planning (Public Service) Botswana

     VI. The following table sets forth certain information concerning each of the Directors and other Officers of De Beers
Consolidated Mines Limited ("De Beers").

          The following list sets forth the names of the Chairman and certain Directors of De Beers and the sections of this Annex which sections reference is hereby made:

J. OGILVIE THOMPSON      (Director and Chairman)  SECTION II
N. F. OPPENHEIMER        (Director and Deputy     SECTION II
                          Chairman)
J. A. BARBOUR            (Director)               SECTION V
G. F. H. BURNE           (Director)               SECTION V
T. W. H. CAPON           (Director)               SECTION V
R. M. CRAWFORD           (Director)               SECTION III
E. P. GUSH               (Director)               SECTION II
G. C. FLETCHER           (Director)               SECTION V
J. C. L. KESWICK         (Director)               SECTION V
L. A. LINCOLN            (Director)               SECTION V
B. MAROLE                (Director)               SECTION V
A. E. OPPENHEIMER        (Director)               SECTION III
H. F. OPPENHEIMER        (Director)               SECTION V
P. J. OPPENHEIMER        (Director)               SECTION V
J. P. PUDNEY             (Director)               SECTION V
G. M. RALFE              (Director)               SECTION III
G. W. H. RELLY           (Director)               SECTION II
G. J. STONEHAM           (Director)               SECTION V